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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 1999


                           ---------------------------



                         INTERNATIONAL HOME FOODS, INC.
             (Exact name of Registrant as specified in its charter)



              DELAWARE                                     13-3377322
          (State or other                               (I.R.S. Employer
   jurisdiction of incorporation)                    Identification Number)

        1633 LITTLETON ROAD
      PARSIPPANY, NEW JERSEY                                 07054
       (Address of principal                               (Zip code)
        executive offices)


       Registrant's telephone number, including area code: (973) 359-9920

                                 NOT APPLICABLE
                  (former address if changed since last report)

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ITEM 5. OTHER EVENTS.

         International Home Foods, Inc. issued a press release dated November 26, 1999, announcing that it has filed a shelf registration statement with the Securities and Exchange Commission for a public offering of 10,000,000 shares of its common stock through an underwriting syndicate to be led by Donaldson, Lufkin & Jenrette Securities Corporation. The shares are being registered pursuant to a demand registration request that has been made by Hicks, Muse, Tate & Furst Equity Fund III L.P. and HM3/IH Partners L.P. pursuant to a Registration Rights Agreement dated as of November 1, 1996, by and among International Home Foods, AHP Subsidiary Holding Corporation and AHFP Holding Corporation. The underwriters have an option to purchase an additional 1,500,000 shares from the selling stockholders to cover over-allotments.

         International Home Foods' press release announcing the transaction is attached as Exhibit 99.1.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS
         --------

         *99.1 Press Release of International Home Foods, Inc. dated November 26, 1999.


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*Filed herewith



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           INTERNATIONAL HOME FOODS, INC.



                                           By: /s/ N. MICHAEL DION
                                               -------------------------------
                                               Name: N. Michael Dion
                                               Title: Senior V.P. and CFO

Date: November 24, 1999



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                                INDEX TO EXHIBITS


       EXHIBIT
       NUMBER                    DESCRIPTION
       -------                   ------------
        *99.1     Press Release of International Home Foods, Inc. dated November
                  26, 1999.




-------------------------
*Filed herewith



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